Supplement Dated June 16, 2014 to your Prospectus

Effective August 11, 2014, the DWS Funds will become known as the “Deutsche Funds.” The references to DWS Variable Series I and DWS International VIP — Class A that appear in the table under “The Funds” in the “General Contract Information” section of your prospectus are changed to Deutsche Variable Series I and Deutsche International VIP — Class A, respectively, effective August 11, 2014.

This Supplement Should Be Retained For Future Reference.

HV-7567